As filed with the Securities and Exchange Commission on November 10, 1998
                                                      Registration No. 333-40571

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                 POST-EFFECTIVE
                                 AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                           --------------------------

    DELAWARE            CANANDAIGUA BRANDS, INC.             16-0716709
                    AND ITS SUBSIDIARY GUARANTORS
    NEW YORK           BATAVIA WINE CELLARS, INC.            16-1222994
    NEW YORK       CANANDAIGUA WINE COMPANY, INC.            16-1462887
    NEW YORK         CANANDAIGUA EUROPE LIMITED              16-1195581
    NEW YORK            ROBERTS TRADING CORP.                16-0865491
    NEW YORK             POLYPHENOLICS, INC.                 16-1546354
    ENGLAND AND WALES    CANANDAIGUA LIMITED                    --
    DELAWARE             BARTON INCORPORATED                 36-3500366
    DELAWARE             BARTON BRANDS, LTD.                 36-3185921
    MARYLAND             BARTON BEERS, LTD.                  36-2855879
    CONNECTICUT   BARTON BRANDS OF CALIFORNIA, INC.          06-1048198
    GEORGIA        BARTON BRANDS OF GEORGIA, INC.            58-1215938
    NEW YORK       BARTON DISTILLERS IMPORT CORP.            13-1794441
    DELAWARE        BARTON FINANCIAL CORPORATION             51-0311795
    WISCONSIN        STEVENS POINT BEVERAGE CO.              39-0638900
    ILLINOIS           MONARCH IMPORT COMPANY                36-3539106
    GEORGIA          THE VIKING DISTILLERY, INC.             58-2183528
    --------       -----------------------------             ----------
 (State or other   (Exact name of registrant as           (I.R.S. Employer
 jurisdiction of     specified in its charter)           Identification No.)
 incorporation or
 organization)


                           300 WILLOWBROOK OFFICE PARK
                            FAIRPORT, NEW YORK 14450
                                 (716) 393-4130
  (Address, including zip code, and telephone number, including area code, of registrants' principal executive offices)

                               ROBERT SANDS, ESQ.
                  EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
                            CANANDAIGUA BRANDS, INC.
                           300 WILLOWBROOK OFFICE PARK
                            FAIRPORT, NEW YORK 14450
                                 (716) 393-4130
       (Name, address, including zip code, and telephone number, including area code, of agent for service)

                           ---------------------------
                                    COPY TO:
                             BERNARD S. KRAMER, ESQ.
                             MCDERMOTT, WILL & EMERY
                             227 WEST MONROE STREET
                          CHICAGO, ILLINOIS 60606-5096
                           ---------------------------


            APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE
           PUBLIC: From time to time after this Registration Statement becomes effective.

                           ---------------------------

      If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. /__/

      If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /X/

      If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /__/

      If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /__/

      If delivery of the prospectus is expected to be made pursuant to Rule 434,
please check the following box.    /X/

                            -------------------------

      THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION ACTING PURSUANT TO SAID SECTION 8(A) MAY DETERMINE.

                            -------------------------


================================================================================



     This Post-Effective Amendment No. 1 to the Registrants' Registration Statement on Form S-3 (No. 333-40571) is being filed for the sole purpose of adding Polyphenolics, Inc. and Canandaigua Limited (the "Additional Registrants") as registrants under the Registration Statement. The Additional Registrants are wholly-owned subsidiaries of Canandaigua Brands, Inc.

      All references to "Guarantors" in the Registration Statement shall also refer to the Additional Registrants.




                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16.  EXHIBITS

EXHIBIT

NUMBER     DESCRIPTION OF EXHIBIT

1          Forms of Underwriting Agreement (to be filed under subsequent
           Form 8-K)
4*         Form of Indenture
5*         Opinion of McDermott, Will & Emery
12*        Computation of Ratio of Earnings to Fixed Charges
23.1       Consent of Arthur Andersen LLP
23.2*      Consent of McDermott, Will & Emery (included as part of Exhibit 5)
24         Powers of Attorney (included on signature page of the Registration
           Statement)
25*        Statement of Eligibility of Trustee on Form T-1

-----------
*Previously filed




                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fairport, State of New York on November 9, 1998.

                                 Canandaigua Brands, Inc.

                                 By:  /s/ Richard Sands
                                          Richard Sands

                      President and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

          SIGNATURE                       TITLE                    DATE

              *                Chairman of the Board of      November 9, 1998
----------------------------   Directors
         Marvin Sands

/s/ Richard Sands              President, Chief Executive    November 9, 1998
        Richard Sands          Officer and a Director
                               (Principal Executive
                               Officer)

              *                Executive Vice President,     November 9, 1998
----------------------------   General Counsel, Secretary
         Robert Sands          and a Director


              *                Senior Vice President and     November 9, 1998
----------------------------   Chief Financial Officer
      Thomas S. Summer         (Principal Financial
                                Officer and Principal
                               Accounting Officer)

              *                Director                      November 9, 1998
----------------------------
       Bertram E. Silk

              *                Director                      November 9, 1998
----------------------------
     James A. Locke, III

              *                Director                      November 9, 1998
----------------------------
       George Bresler


*By:  /s/ Richard Sands
----------------------------
      Richard Sands
      Attorney-in-Fact

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard Sands and Robert Sands and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as a director and/or officer of Canandaigua Brands, Inc.) to sign any or all amendments (including post-effective amendments and any registration statement filed pursuant to Rule 462(b)) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

          SIGNATURE                       TITLE                    DATE

/s/ Thomas C. McDermott        Director                      November 9, 1998
----------------------------
     Thomas C. McDermott

/s/ Paul L. Smith              Director                      November 9, 1998
----------------------------
        Paul L. Smith





                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fairport, State of New York on November 9, 1998.

                           Batavia Wine Cellars, Inc.

                         By:  /s/ Ned Cooper
                              ----------------------------
                              Ned Cooper, President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

          SIGNATURE                        TITLE                    DATE

              *                President (Principal           November 9, 1998
----------------------------   Executive Officer)
          Ned Cooper

              *                Treasurer (Principal           November 9, 1998
----------------------------   Financial Officer and
       Thomas S. Summer        Principal Accounting Officer)


/s/ Richard Sands              Vice President and a Director  November 9, 1998
----------------------------
        Richard Sands

              *                Secretary and a Director       November 9, 1998
----------------------------
         Robert Sands


*By:  /s/ Richard Sands
      ----------------------
      Richard Sands
      Attorney-in-Fact





                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois on November 9, 1998.

                                       Barton Incorporated

                                       By: /s/ Alexander L. Berk
                                          ----------------------------
                                          Alexander L. Berk
                                          President and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

          SIGNATURE                        TITLE                    DATE

              *                President, Chief Executive     November 9, 1998
----------------------------   Officer and a Director
      Alexander L. Berk        (Principal Executive Officer)


              *                Executive Vice President,      November 9, 1998
----------------------------   Treasurer,
      Raymond E. Powers        Assistant Secretary and a
                               Director
                               (Principal Financial Officer
                               and Principal Accounting
                               Officer)

              *                Vice President and a Director  November 9, 1998
----------------------------
       Edward L. Golden

              *                Director                       November 9, 1998
----------------------------
      William F. Hackett


*By:  /s/ Richard Sands
      ----------------------
      Richard Sands
      Attorney-in-Fact

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard Sands and Robert Sands and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as a director and/or officer of Barton Incorporated) to sign any or all amendments (including post-effective amendments and any registration statement filed pursuant to Rule 462(b)) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

          SIGNATURE                        TITLE                    DATE

/s/ Richard Sands              Vice President and Director    November 9, 1998
----------------------------
        Richard Sands

/s/ Robert Sands               Vice President and Director    November 9, 1998
----------------------------
         Robert Sands






                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois on November 9, 1998.

                                       Barton Brands, Ltd.

                                       By: /s/ Edward L. Golden
                                           ----------------------------
                                           Edward L. Golden, President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

          SIGNATURE                        TITLE                    DATE

              *                President and a Director       November 9, 1998
----------------------------   (Principal Executive Officer)
      Edward L. Golden

              *                Executive Vice President,      November 9, 1998
----------------------------   (Principal Executive Officer)
      Raymond E. Powers        Secretary and a Director
                               (Principal Financial Officer
                               and Principal Accounting
                               Officer)

              *                Executive Vice President and   November 9, 1998
----------------------------   a Director
      Alexander L. Berk


*By:  /s/ Richard Sands
      ----------------------
      Richard Sands
      Attorney-in-Fact





                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois on November 9, 1998.

                                       Barton Beers, Ltd.

                                       By:  /s/ Richard Sands
                                          ----------------------------
                                          Richard Sands, Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

          SIGNATURE                        TITLE                    DATE

/s/ Richard Sands              Chief Executive Officer and a  November 9, 1998
----------------------------   Director (Principal Executive
        Richard Sands          Officer)

              *                Executive Vice President,      November 9, 1998
----------------------------   Treasurer, Assistant
      Raymond E. Powers        Secretary and a Director
                               (Principal Financial Officer
                               and Principal Accounting
                               Officer)

              *                Executive Vice President and   November 9, 1998
----------------------------   a Director
      Alexander L. Berk

              *                President and a Director       November 9, 1998
----------------------------
      William F. Hackett


*By:  /s/ Richard Sands
----------------------------
      Richard Sands
      Attorney-in-Fact




                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois on November 9, 1998.

                                   Barton Brands of California, Inc.

                                   By: /s/ Alexander L. Berk
                                       ----------------------------
                                       Alexander L. Berk, President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

          SIGNATURE                        TITLE                    DATE

              *                President and a Director       November 9, 1998
----------------------------   (Principal Executive Officer)
      Alexander L. Berk

              *                Executive Vice President,      November 9, 1998
----------------------------   Treasurer, Assistant
      Raymond E. Powers        Secretary and a Director
                               (Principal Financial Officer
                               and Principal Accounting
                               Officer)

              *                Vice President and a Director  November 9, 1998
----------------------------
       Edward L. Golden


*By:  /s/ Richard Sands
      ----------------------
      Richard Sands
      Attorney-in-Fact





                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois on November 9, 1998.

                                       Barton Brands of Georgia, Inc.

                                       By: /s/ Alexander L. Berk
                                           ----------------------------
                                           Alexander L. Berk, President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

          SIGNATURE                        TITLE                    DATE

              *                President and a Director       November 9, 1998
----------------------------   (Principal Executive Officer)
      Alexander L. Berk

              *                Executive Vice President,      November 9, 1998
----------------------------   Treasurer, Assistant
      Raymond E. Powers        Secretary and a Director
                               (Principal Financial Officer
                               and Principal Accounting
                               Officer)

              *                Vice President and a Director  November 9, 1998
----------------------------
       Edward L. Golden


*By:  /s/ Richard Sands
     -----------------------
      Richard Sands
      Attorney-in-Fact





                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois on November 9, 1998.

                                         Barton Distillers Import Corp.

                                         By:   /s/ Alexander L. Berk
                                               ----------------------------
                                               Alexander L. Berk, President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

          SIGNATURE                        TITLE                    DATE

              *                President and a Director       November 9, 1998
----------------------------   (Principal Executive Officer)
      Alexander L. Berk

              *                Executive Vice President,      November 9, 1998
----------------------------   Treasurer, Assistant
      Raymond E. Powers        Secretary and a Director
                               (Principal Financial Officer
                               and Principal Accounting
                               Officer)


*By:  /s/ Richard Sands
     -----------------------
      Richard Sands
      Attorney-in-Fact

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard Sands and Robert Sands and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as a director and/or officer of Barton Distillers Import Corp.) to sign any or all amendments (including post-effective amendments and any registration statement filed pursuant to Rule 462(b)) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

      SIGNATURE                            TITLE                    DATE

/s/ Edward L. Golden           Director                       November 9, 1998
----------------------------
       Edward L. Golden







                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois on November 9, 1998.

                                          Barton Financial Corporation

                                          By: /s/ Raymond E. Powers
                                             ----------------------------
                                              Raymond E. Powers, President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

          SIGNATURE                        TITLE                    DATE
          ---------                        -----                    ----
              *                President, Secretary and a     November 9, 1998
----------------------------   Director
      Raymond E. Powers        (Principal Executive Officer)

              *                Treasurer and a Director       November 9, 1998
----------------------------   (Principal Financial Officer
      Charles T. Schlau        and Principal Accounting
                               Officer)

              *                Director                       November 9, 1998
----------------------------
   Charles B. Campbell, Jr.


*By:  /s/ Richard Sands
      -----------------------
      Richard Sands
      Attorney-in-Fact





                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois on November 9, 1998.

                                      Stevens Point Beverage Co.

                                      By: /s/ James P. Ryan
                                          ----------------------------
                                          James P. Ryan
                                          President and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

           SIGNATURE                        TITLE                    DATE

/s/ James P. Ryan               President, Chief Executive     November 9, 1998
----------------------------    Officer and a Director
         James P. Ryan          (Principal Executive Officer)


/s/ Raymond E. Powers           Executive Vice President,      November 9, 1998
----------------------------    Treasurer, Assistant
       Raymond E. Powers        Secretary and a Director
                                (Principal Financial Officer
                                and Principal Accounting
                                Officer)

/s/ Alexander L. Berk           Executive Vice President and   November 9, 1998
----------------------------    a Director
       Alexander L. Berk



                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard Sands and Robert Sands and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as a director and/or officer of Stevens Point Beverage Co.) to sign any or all amendments (including post-effective amendments and any registration statement filed pursuant to Rule 462(b)) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

           SIGNATURE                        TITLE                    DATE

/s/ William F. Hackett          Director                       November 9, 1998
----------------------------
      William F. Hackett






                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois on November 9, 1998.

                                       Monarch Import Company

                                       By:  /s/ James P. Ryan
                                           ----------------------------
                                          James P. Ryan, Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

          SIGNATURE                        TITLE                    DATE

              *                Executive Vice President,      November 9, 1998
---------------------------    Treasurer Assistant Secretary
      Raymond E. Powers        and a Director (Principal
                               Financial Officer and
                               Principal Accounting Officer)

              *                President and a Director       November 9, 1998
----------------------------
      Alexander L. Berk


*By:  /s/ Richard Sands
----------------------------
      Richard Sands
      Attorney-in-Fact

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard Sands and Robert Sands and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as a director and/or officer of Monarch Import Company) to sign any or all amendments (including post-effective amendments and any registration statement filed pursuant to Rule 462(b)) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

          SIGNATURE                        TITLE                    DATE

/s/ William F. Hackett         Vice President and a Director  November 9, 1998
----------------------------
      William F. Hackett

/s/ James P. Ryan              Chief Executive Officer        November 9, 1998
----------------------------   (Principal Executive Officer)
      James P. Ryan





                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fairport, State of New York on November 9, 1998.

                                      Canandaigua Wine Company, Inc.

                                      By: /s/ Daniel C. Barnett
                                          ----------------------------
                                          Daniel C. Barnett, President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

          SIGNATURE                        TITLE                    DATE

/s/ Daniel C. Barnett          President (Principal           November 9, 1998
----------------------------   Executive Officer)
      Daniel C. Barnett

              *                Treasurer (Principal           November 9, 1998
----------------------------   Financial Officer and
       Thomas S. Summer        Principal Accounting Officer)

/s/ Richard Sands              Vice President and a Director  November 9, 1998
----------------------------
        Richard Sands

              *                Vice President, Secretary and  November 9, 1998
----------------------------   a Director
         Robert Sands


*By:  /s/ Richard Sands
----------------------------
      Richard Sands
      Attorney-in-Fact





                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois on November 9, 1998.

                                       The Viking Distillery, Inc.

                                       By: /s/ Alexander L. Berk
                                           ----------------------------
                                           Alexander L. Berk, President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

          SIGNATURE                        TITLE                    DATE

              *                President and a Director       November 9, 1998
----------------------------   (Principal Executive Officer)
      Alexander L. Berk

              *                Executive Vice President,      November 9, 1998
----------------------------   Treasurer,
      Raymond E. Powers        Assistant Secretary and a
                               Director (Principal Financial
                               Officer and Principal
                               Accounting Officer)

              *                Vice President and a Director  November 9, 1998
----------------------------
       Edward L. Golden


*By:  /s/ Richard Sands
      ----------------------------
      Richard Sands
      Attorney-in-Fact





                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fairport, State of New York on November 9, 1998.

                                       Canandaigua Europe Limited

                                       By:  /s/ Douglas Kahle
                                            ----------------------------
                                            Douglas Kahle, President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

          SIGNATURE                        TITLE                    DATE

              *                President (Principal           November 9, 1998
----------------------------   Executive Officer)
        Douglas Kahle

              *                Treasurer (Principal           November 9, 1998
----------------------------   Financial Officer and
       Thomas S. Summer        Principal Accounting Officer)


/s/ Richard Sands              Vice President and Director    November 9, 1998
----------------------------
        Richard Sands


*By:  /s/ Richard Sands
      ----------------------------
      Richard Sands
      Attorney-in-Fact





                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fairport, State of New York on November 9, 1998.

                                       Roberts Trading Corp.

                                       By: /s/ Daniel C. Barnett
                                           ----------------------------
                                           Daniel C. Barnett, President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

          SIGNATURE                        TITLE                    DATE

/s/ Daniel C. Barnett          President (Principal           November 9, 1998
----------------------------   Executive Officer)
      Daniel C. Barnett

              *                Treasurer (Principal           November 9, 1998
----------------------------   Financial Officer and
       Thomas S. Summer        Principal Accounting Officer)

/s/ Richard Sands              Vice President and a Director  November 9, 1998
----------------------------
        Richard Sands

              *                Vice President, Secretary and  November 9, 1998
----------------------------   a Director
         Robert Sands


*By:  /s/ Richard Sands
      ----------------------------
      Richard Sands
      Attorney-in-Fact





                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fairport, State of New York on November 9, 1998.

                                       Canandaigua Limited

                                       By:   /s/ Richard Sands
                                            ----------------------------
                                            Richard Sands, Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard Sands and Robert Sands and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as a director and/or officer of Canandaigua Limited) to sign any or all amendments (including post-effective amendments and any registration statement filed pursuant to Rule 462(b)) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

          SIGNATURE                        TITLE                    DATE

/s/ Richard Sands              Director (Principal Executive
----------------------------   Officer)
        Richard Sands                                         November 9, 1998

/s/ Thomas S. Summer           Director (Principal Financial  November 9, 1998
----------------------------   Officer and Principal
       Thomas S. Summer        Accounting Officer)


/s/ Robert Sands               Director                       November 9, 1998
----------------------------
         Robert Sands









                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fairport, State of New York on November 9, 1998.

                                       Polyphenolics, Inc.

                                       By: /s/ Richard Keeley
                                           ----------------------------
                                           Richard Keeley, President

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard Sands and Robert Sands and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as a director and/or officer of Polyphenolics, Inc.) to sign any or all amendments (including post-effective amendments and any registration statement filed pursuant to Rule 462(b)) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

          SIGNATURE                        TITLE                    DATE

/s/ Richard Keeley             President and Director         November 9, 1998
----------------------------   (Principal Executive Officer)
        Richard Keeley

/s/ Thomas S. Summer           Vice President and Treasurer   November 9, 1998
----------------------------   (Principal Financial Officer
       Thomas S. Summer        and Principal Accounting
                               Officer)